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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 25, 1999

                              Allied Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


        Georgia                      0-22276                58-0360550
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(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)


160 Clairemont Avenue, Suite 510, Decatur, Georgia                30030
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(Address of principal executive offices)                        (Zip Code)


                                   404/370-1100
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              (Registrant's telephone number, including area code)

                                 Not applicable
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Former name or former address, if changed since last report)


                The Total Number of Pages in this Document is 7.







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ITEM 5.    Other Events

         On October 25, 1999, Allied Holdings, Inc. (the "Company") issued the press release filed herewith as Exhibit 99.1 in connection with the adoption of a stock repurchase plan. The Board of Directors of the Company authorized management to take the steps necessary to repurchase up to 500,000 shares of the Company's outstanding common stock through fiscal year 2000 in open market transactions. The authorization of this plan remains subject to obtaining approval from the Company's lenders.





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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             (c)      Exhibits.

             99.1     Press release dated October 21, 1999.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ALLIED HOLDINGS, INC.



October 25, 1999                    /s/  Daniel H. Popky
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                                    Daniel H.  Popky, Senior Vice President and
                                    Chief Financial Officer



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                               INDEX TO EXHIBITS


Exhibit Number     Description                                       Page

99.1               Press Release dated October 21, 1999                6





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